                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director or officer or both of each Adwest Electronics, Inc., Atwood Automotive, Inc., Atwood Mobile Products, Inc., Dura Automotive Systems Cable Operations, Inc., Dura Automotive Systems of Indiana, Inc., Mark I Molded Plastics of Tennessee, Inc. and Universal Tool & Stamping Company, Inc. (collectively, the "Subsidiary Guarantors"), constitutes and appoints Karl F. Storrie, David R. Bovee and S.A. Johnson, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to debt securities of Dura Operating Corp. (the "Company") and the guaranties of such debt securities by the Subsidiary Guarantors, as contemplated by the Registration Rights Agreement by and among the Company, Dura Automotive Systems, Inc. and the Subsidiary Guarantors and Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and the other initial purchasers named therein and all amendments (including post-effective amendments) to such Registration Statement on Form S-4 (and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the offering which such Registration Statement on Form S-4 relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact an agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                          -----------------------------


         Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated:


       SIGNATURES                         CAPACITY                     DATES
       ----------                         --------                     -----

  /s/ David R. Bovee       President, Chief Financial Officer       July 2, 2001
-----------------------    and Treasurer, (Principal Executive
     David R. Bovee        Officer) (Principal Financial and
                           Accounting Officer); Director

 /s/ Brian Ghesquiere      Director                                 July 2, 2001
-----------------------
    Brian Ghesquiere

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, being a director or officer or both of each of Dura Operating Corp. (the "Company") and Dura Automotive Systems, Inc. ("Parent"), constitutes and appoints Karl F. Storrie, David R. Bovee and S.A. Johnson, and each of them, such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-4 relating to debt securities of the Company and the guaranties of such debt securities by Parent, as contemplated by the Registration Rights Agreement by and among the Company, Parent and each of the Subsidiary Guarantors named therein and Banc of America Securities LLC, Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and the other initial purchasers named therein and all amendments (including post-effective amendments) to such Registration Statement on Form S-4 (and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the offering which such Registration Statement on Form S-4 relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact an agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                           --------------------------


     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by the following persons in the capacities and on the dates indicated:


        SIGNATURES                                   CAPACITY                           DATES
        ----------                                   --------                           -----
      /s/ Karl F. Storrie             President and Chief Executive Officer,        July 2, 2001
------------------------------        (Principal Executive Officer); Director
       Karl F. Storrie


      /s/ David R. Bovee              Vice President and Chief Financial Officer    July 2, 2001
------------------------------        (Principal Financial and Accounting
        David R. Bovee                Officer)


  /s/ Robert E. Brooker, Jr.          Director                                      July 3, 2001
------------------------------
    Robert E. Brooker, Jr.

     /s/ Jack K. Edwards              Director                                      July 3, 2001
------------------------------
       Jack K. Edwards

/s/ James O. Futterknecht, Jr.        Director                                      July 3, 2001
------------------------------
  James O. Futterknecht, Jr.

       /s/ S.A. Johnson               Director                                      July 3, 2001
------------------------------
         S.A. Johnson

     /s/ J. Richard Jones             Director                                      July 3, 2001
------------------------------
       J. Richard Jones

     /s/ John C. Jorgensen            Director                                      July 3, 2001
------------------------------
      John C. Jorgensen

    /s/ William L. Orscheln           Director                                      July 3, 2001
------------------------------
     William L. Orscheln

       /s/ Eric J. Rosen              Director                                      July 2, 2001
------------------------------
        Eric J. Rosen

     /s/ Ralph R. Whitney             Director                                      July 3, 2001
------------------------------
       Ralph R. Whitney